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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 3, 2003

                                   ----------

                            COMMERCIAL METALS COMPANY
             (Exact name of registrant as specified in its charter)


           DELAWARE                       1-4304                 75-0725338
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

    6565 N. MACARTHUR BLVD.                                        75039
         IRVING, TEXAS                                           (Zip Code)
     (Address of principal
       executive offices)


       Registrant's telephone number, including area code: (214) 689-4300

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ITEM 5. OTHER EVENTS.

         On December 3, 2003, Commercial Metals Company issued a press release stating that its subsidiary, Commercial Metals (International) AG, has closed the previously announced purchase of a controlling interest in Huta Zawiercie S.A., of Zawiercie, Poland. A copy of the press release is attached as Exhibit
99.1 to this report and is incorporated herein by reference under Item 5.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

                  99.1    Press Release dated December 3, 2003.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               COMMERCIAL METALS COMPANY


                                               By:    /s/ Louis A. Federle
                                                      --------------------------
                                               Name:  Louis A. Federle
                                               Title: Treasurer

Date:  December 3, 2003


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                                  EXHIBIT INDEX

Exhibit No.      Description of Exhibit
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

99.1             Press Release dated December 3, 2003.